                         SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C.  20549

                              ------------------------

                                      FORM 8-K

                                   CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF THE
                          SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported): September 4, 1998


                                 AVANT! CORPORATION
               (Exact name of registrant as specified in its charter)

            Delaware                   0-25864              94-3133226
            --------                   -------              ----------
  (State or other jurisdiction       (Commission         (I.R.S. Employer
       of incorporation)             File Number)       Identification No.)



                 46871 Bayside Parkway, Fremont, California  94538
            (Address of principal executive offices, including zip code)

        Registrant's telephone number, including area code:  (510) 413-8000

ITEM 5.   OTHER EVENTS

          On September 4, 1998, the Board of Directors of Avant! Corporation (the "Company") adopted and approved Amended and Restated Bylaws of the Company. The Amended and Restated Bylaws of the Company differ from the Company's previous bylaws in that they require timely prior notice for director nominations or other business that a stockholder wishes to properly bring before a meeting of stockholders.


ITEM 7.   EXHIBITS
          Exhibit
          Number    Description
          ------    -----------
          3.3       Amended and Restated Bylaws of the Company.

                                      SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              Avant! Corporation


Date:  September 18, 1998     /s/  David Stanley
                              --------------------------------------------
                              David Stanley
                              General Counsel